                                                                    Exhibit 10.2


                          SCP EQUITY PARTNERS II, L.P.
                                  Building 300
                              435 Devon Park Drive
                                 Wayne, PA 19087

                             As of February 16, 2001


ICG Holdings, Inc.
Pencador Corporate Center
100 Lake Drive, Suite 4
Newark, DE 19742
Attention:  Henry Nassau

Breakaway Solutions, Inc.
3 Clock Tower Place, 4th Floor
Maynard, MA 01754
Attn:  Corporate Secretary

         Re: Series A Preferred Stock Purchase Agreement (the "Purchase Agreement"), dated as of February 16, 2001, among Breakaway Solutions, Inc. (the "Company"), SCP Private Equity Partners II, L.P. ("SCP"), and ICG Holdings, Inc. ("ICG")

Gentlemen:

         This will confirm our agreement as follows:

         1. Pending the enlargement of the Company's board of directors and the designation of new directors by SCP and ICG (the "Purchasers") as provided for and contemplated by the Purchase Agreement, the Company shall use its best efforts to obtain the resignation from its board of Christopher Greendale, and shall allow such seat to remain vacant until filled by a designee of the Purchasers. The creation and maintenance of such vacancy shall be an additional condition precedent to any obligation of the Purchasers to purchase the Initial Preferred Stock (as defined in the Purchase Agreement) and, in the case of SCP, the Option Preferred Stock (as defined in the Purchase Agreement).

         If the foregoing correctly sets forth our understanding, please sign where indicated below.

                              Very truly yours,


                              SCP PRIVATE EQUITY PARTNERS II, L.P.
                              By:  SCP Private Equity II General Partner, L.P.,
                                    its General Partner
                              By:  SCP Private Equity II, LLC, its Manager


                              By: /s/ Wayne B. Weisman
                                  --------------------------------------------
                                    Name: Wayne B. Weisman
                                    Title: Manager


CONFIRMED AND AGREED TO:

ICG HOLDINGS, INC.


By: /s/ Henry N. Nassau
    -----------------------------------------
      Name: Henry N. Nassau
      Title: Managing Director and General Counsel
      Date: As of February 16, 2001

BREAKAWAY SOLUTIONS, INC.


By: /s/ Kevin Comerford
    ------------------------------------------
      Name: Kevin Comerford
      Title: Chief Financial Officer
      Date: As of February 16, 2001


                                                 -2-